UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 13, 2004


                              HCB Bancshares, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Oklahoma                         No. 0-22423              62-1670792
----------------------------      ----------------------      ----------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)



                   237 Jackson Street, Camden, Arkansas 71701
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
------------------------------------------------

     On January 14, 2004, HCB Bancshares, Inc. (the "Company") announced that it had entered into an Agreement of Acquisition (the "Agreement"), dated as of January 13, 2004 with Rock Bancshares, Inc. ("RBI"), pursuant to which all of the issued and outstanding stock of the Company will be acquired by RBI (the "Share Acquisition"). Pursuant to the Share Acquisition, RBI will acquire all of the issued and outstanding shares of common stock of HCB at a purchase price of $18.63 per share, subject to an adjustment to $18.62 per share if the acquisition is consummated on or prior to July 31, 2004 and $18.61 if consummated on or prior to June 30, 2004. In each case the per share stock price is also subject to a price adjustment by an amount based on the amount by which HCB's stockholder's equity on the last date of the calendar month preceding the closing is less than $26,500,000, excluding certain transaction costs and other related expenses. Holders of options to acquire shares of HCB common stock will receive a cash payment equal to the share acquisition price less the exercise price applicable to such option. In addition, RBI has made a cash deposit of $750,000 that will be applied to the purchase price and would be forfeited by RBI under certain circumstances, including the failure to obtain regulatory approval by August 31, 2004.

     Consummation of the Share Acquisition is subject to a number of customary conditions, including, but not limited to: (i) the adoption and approval of the Agreement by the shareholders of the Company; and (ii) the receipt of all requisite regulatory approvals.

     For additional information, reference is made to the Agreement and a press release dated January 14, 2004, which are included as Exhibits 2 and 99, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibits are filed herewith:

          Exhibit 2 Agreement of Acquisition dated January 13, 2004, by and between HCB Bancshares, Inc. and Rock Bancshares, Inc. The following schedules and exhibits to the Agreement are omitted and the Registrant agrees to supplementally furnish a copy of any omitted schedules and exhibits to the Commission upon request.

                        Schedules
                        ---------
                        1.04     Compensatory Stock Options
                        1.05     Restricted Stock
                        2.03(d) Conversion of Securities - Adjustments to Equity Capital
                        3.03(g)  Conduct of HCB to Date
                        3.07     Directors' Retirement Plan
                        4.01     Representations and Warranties
                        (j)      taxes
                        (k)(1)   litigation
                        (k)(2)   regulatory
                        (l)      material contracts
                        (r)      financial advisory fees and commissions
                        (t)      environmental

                        Exhibits
                        --------
                        A        Opinion of Counsel to Registrant
                        B        Opinion of Counsel to RBI

          Exhibit 99   Press Release dated January 14, 2004

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HCB BANCSHARES, INC.



                                             By:/s/ Charles T. Black
                                                --------------------------------
                                                Charles T. Black
                                                President and Chief Executive
                                                Officer
                                                (Duly Authorized Representative)


Dated:  January 16, 2004